SECURITIES AND EXCHANGE COMMISION
                              WASHINGTON, DC 20549
                                  -------------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 15, 2002

                            AUSSIE APPAREL GROUP LTD.
               (Exact Name of Registrant as Specified in Charter)

                                     Nevada
                          ----------------------------
                 (State or Other Jurisdiction of Incorporation)

        000-1084133                                       52-1146119
 (Commission File Number)                     (IRS Employer Identification No.)

      17011 Beach Boulevard, Suite #710, Huntington Beach, California 92677
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               (Address of Principal Executive Offices) (Zip Code)

                                 714 - 841-0663
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name of Former Address, if Changed Since Last Report)


Item 5.  Other Events

         On December 15, 2002, Registrant entered into an Asset Purchase Agreement to acquire various apparel properties from Australia based Federation Group in exchange for a combination of stock and cash valued at approximately U.S. $7,500,000. Consummation of the transaction is subject to receipt and approval by Registrant of various Federation Group documents, completion of due diligence and the approval of the transaction by the shareholders of both Registrant and Federation Group.

                                   SIGNATURES
                              ---------------------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned who is duly authorized.


                            AUSSIE APPAREL GROUP LTD.


December 30, 2002                 By:      /s/ Bruce MacGregor
                                           -------------------------------
                                               Bruce MacGregor, President